FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act 1934

                Date of Report (Date of earliest event reported):

                                December 30, 1999
                          -----------------------------

                              WINDSOR CAPITAL CORP.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                        33-26828                         58-1921737
---------------               -----------------                 ----------------
(State or other               (Commission File                  (I.R.S. Employer
jurisdiction of                    Number)                       Identification
incorporation)                                                         No.)

         7200 W. Camino Real, Suite 302
              Boca Raton, Florida                                   33433
 ----------------------------------------------                   ----------
   (Address of principal executive offices)                       (Zip Code)

                                 (561) 417-8364
                      ------------------------------------
               (Registrant's telephone number including area code)

                   ------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         At a December 30, 1999 meeting, the Board of Directors approved the Company's engagement of the firm of Kaufman, Rossin & Co., P.A., as the Company's independent auditors for the fiscal year ended January 31, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Windsor Capital Corp.

January 6, 2000                                    By: /s/ Karl E. Duell
                                                      --------------------------
                                                        Karl E. Duell
                                                        Chief Executive Officer